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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                               September 5, 1995


                         Commission File Number 0-17393


                              MEGATEST CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                                              94-2422195
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  1321 Ridder Park, San Jose, California 95131
                                 (408) 437-9700
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)





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ITEM 5. OTHER EVENTS

         On September 5, 1995, Megatest Corporation, a Delaware corporation ("Megatest"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Teradyne, Inc. ("Teradyne") and M Merger Corp., a Delaware corporation and wholly owned subsidiary of Teradyne ("Merger Sub"). Pursuant to the Merger Agreement, and upon the satisfaction of all closing conditions, Merger Sub will merge (the "Merger") with and into Megatest, and Megatest will become a wholly-owned subsidiary of Teradyne.

         Upon the closing of the Merger each outstanding share of Megatest common stock will be converted into the right to receive 0.9091 shares of Teradyne common stock, subject to the following adjustment (.9091 shares, as adjusted, the "Exchange Ratio"): (i) if the Final Teradyne Stock Price (as defined below) is equal to or less than $36.00 per share, no adjustment to the Exchange Ratio shall be made; (ii) if the Final Teradyne Stock Price is greater than $36.00 per share then the Exchange Ratio shall be adjusted pursuant to the following formula:

Exchange Ratio =                      1
                 ------------------------------------------
                  (Final Teradyne Stock Price x .02) + .38

but in no event will the Exchange Ratio be greater than .9091 or less than
 .8333. "Final Teradyne Stock Price" shall mean the average of the closing prices of Teradyne common stock for the twenty consecutive days on which Teradyne common stock is traded on The New York Stock Exchange ending on the fifth calendar day immediately preceding the Special Meeting of Megatest stockholders held for the purpose of approving the Merger.

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         By way of example only, the following table illustrates the calculation of the Exchange Ratio as determined in accordance with various Final Teradyne Stock Prices:

Exchange Ratio Calculator

                                            Final
                                            Parent
                                            Stock           Exchange
                                            Price            Ratio
Less than or equal to                      $36               0.9091
                                            36 1/8           0.9070
                                            36 1/4           0.9050
                                            36 3/8           0.9029
                                            36 1/2           0.9009
                                            36 5/8           0.8989
                                            36 3/4           0.8969
                                            36 7/8           0.8949
                                            37               0.8929
                                            37 1/8           0.8909
                                            37 1/4           0.8889
                                            37 3/8           0.8869
                                            37 1/2           0.8850
                                            37 5/8           0.8830
                                            37 3/4           0.8811
                                            37 7/8           0.8791
                                            38               0.8772
                                            38 1/8           0.8753
                                            38 1/4           0.8734
                                            38 3/8           0.8715
                                            38 1/2           0.8696
                                            38 5/8           0.8677
                                            38 3/4           0.8658
                                            38 7/8           0.8639
                                            39               0.8621
                                            39 1/8           0.8602
                                            39 1/4           0.8584
                                            39 3/8           0.8565
                                            39 1/2           0.8547
                                            39 5/8           0.8529
                                            39 3/4           0.8511
                                            39 7/8           0.8493
                                            40               0.8475
                                            40 1/8           0.8457
                                            40 1/4           0.8439
                                            40 3/8           0.8421
                                            40 1/2           0.8403
                                            40 5/8           0.8386
                                            40 3/4           0.8368
                                            40 7/8           0.8351
Greater than or equal to                    41               0.8333

Notes

- Exchange rate calculated as:

                     1
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  (Final Teradyne Stock Price x 0.2) +.38

- Maximum Exchange Ratio = .9091

- Minimum Exchange Ratio = .8333

- Table is illustrative. Actual Final Teradyne Stock Price shall be rounded to four decimal places as shall the Exchange Ratio.

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         The closing of the transaction is subject to certain conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvement
Act of 1976, as amended, and approval by Megatest's stockholders. The transaction is expected to be accounted for as a pooling-of-interests.

         The information contained in the joint press release of Teradyne and Megatest, dated September 6, 1995, attached as Exhibit 99.1 is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits

Exhibit No.     Description
99.1            Joint Press release of Teradyne and Megatest, dated September 6, 1995.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 19, 1995                  Megatest Corporation



                                          by: /s/ John E. Halter
                                              ----------------------------------
                                              John E. Halter
                                              Chairman & Chief Executive Officer

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